[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)






                               [graphic omitted]






                         MFS(R) CAPITAL
                         OPPORTUNITIES FUND
                         (FORMERLY MFS(R) VALUE FUND)
                         ANNUAL REPORT O NOVEMBER 30, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 30
MFS(R) Prepares for the Year 2000 ......................................... 32
Trustees and Officers ..................................................... 33


       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,

In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund
-- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of November 30, 1998, MFS manages over $90 billion, and the firm's 2,000 people serve 3.9 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced liquidity, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames


    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 15, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John F. Brennan, Jr.]
    John F. Brennan, Jr.

For the 12 months ended November 30, 1998, Class A shares of the Fund provided a total return of 22.21%, Class B shares 21.32%, Class C shares 21.28%, and Class I shares 22.54%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a 23.52% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THE VOLATILITY IN THE INVESTMENT MARKETS THIS YEAR?

A. The volatility can be attributed primarily to the continued fallout from the Asian crisis that began in 1997. Early optimism for a quick recovery in Asia proved unfounded as Japan's economic situation worsened and concerns regarding China's stability developed. This was followed by a financial collapse in Russia that led to a flight to quality in the United States and a collapse in the equity and bond markets. As markets plunged and yield spreads between U.S. Treasuries and other fixed-income securities widened, the Federal Reserve Board (the Fed) began to ease credit, with three successive 25 basis-point (0.25%) cuts to the federal funds rate. This quick action renewed confidence in the equity markets, and the S&P 500 rebounded to its earlier highs.

Q. HOW HAVE YOU BEEN ABLE TO MAINTAIN THE FUND'S RELATIVELY STRONG PERFORMANCE DURING THIS PERIOD?

A. The top three sectors of the S&P 500 over the past 12 months were technology, which gained 47.8%; retailing, up 44.6%; and health care, which advanced 43.6%. The Fund was underweighted in technology, significantly overweighted in retailing, and slightly underweighted in health care. The bottom three sectors in the S&P 500 were basic materials, which fell 3.5%; transportation, down 1.6%; and energy, down 0.1%. The Fund was significantly underweighted in each of these sectors. In addition, the Fund's top holdings, including Tyco, Federal Home Loan Mortgage Corp. (Freddie Mac), Cellular Communications International, Fred Meyer, Sanofi, Mannesmann, CBS, and Compuware, performed strongly.

Q.  HAVE YOU MADE ANY NOTABLE CHANGES TO THE PORTFOLIO?

A. The pharmaceutical weighting has been reduced because prices have reached what we believe are full valuations, and the weighting in health maintenance organizations has been increased in anticipation of an industry rebound. A limited number of purchases in the technology sector, including BMC Software, Compuware, and Oracle, were added late in the year at attractive prices. In financial services, the Fund's largest sector, we reduced our regional bank exposure but added several other companies, including Freddie Mac, Associates First Capital, and State Street, increasing the overall sector weighting. In general, we think many companies in this sector offer solid double-digit growth and attractive valuations. In addition, their performance is typically good during periods of declining interest rates and slow economic growth, particularly when their asset quality remains intact. Finally, the weighting in retailing was reduced with the sale of our holding in Safeway due to its high valuation.

Q. HAVE YOU FOUND IT EASIER OR MORE DIFFICULT TO FIND COMPANIES THAT YOU THINK ARE ATTRACTIVELY VALUED RELATIVE TO THEIR GROWTH PROSPECTS?

A. While current valuations have again reached excessive levels, the volatility throughout the year did present several opportunities to purchase what we view as good companies at attractive valuations.

Q. ABOUT 15% OF THE FUND'S ASSETS ARE IN EUROPE. WHAT MAKES THAT REGION ATTRACTIVE TO YOU, AND WHAT KINDS OF COMPANIES DO YOU LIKE THERE?

A. Our international investment approach parallels our domestic objective of finding long-term growth at attractive valuations. Our major European holdings include Sanofi and Mannesmann.

Q.  WHAT DO YOU SEE AS THE BIGGEST RISKS TO INVESTMENT MARKETS OVER THE NEXT
    YEAR?

A. Foreign affairs will continue to impact U.S. equity markets. Currently, the Asian outlook appears to have stabilized, but Latin American economies are highly unpredictable, with continued uncertainty surrounding Brazil. The dramatic decline in most commodity prices will make it difficult to justify pricing improvements, and this could also make it difficult for many companies to achieve significant earnings growth. Finally, Year 2000 systems compliance, as well as the conversion to the new European currency, the euro, could dampen growth in 1999 as companies undertake significant testing to ensure smooth operations.

Q. WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU ANTICIPATE GOING FORWARD, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENT DECISIONS FOR THE FUND?

A. We anticipate continued slow growth and low inflation in 1999. Further Fed easing could occur if the economy slows significantly, since the threat of inflation has been largely subdued. Although the recent slowdown in real estate markets, as well as the sharp decline in most commodity prices, has dampened the risk of asset inflation, the equity markets continue to trade at extremely high valuation levels. We believe any unforeseen deterioration in the outlook for corporate profits or increase in the overall level of inflation could result in a significant decline in stock prices.


/S/ John F. Brennan, Jr.
    John F. Brennan, Jr.
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

JOHN F. BRENNAN, JR., IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) CAPITAL OPPORTUNITIES FUND. HE ALSO MANAGES THE CAPITAL OPPORTUNITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, MFS(R) VALUE SERIES, PART OF MFS(R) VARIABLE INSURANCE TRUST(SM), AND THE
EQUITY PORTION OF MFS(R) SPECIAL VALUE TRUST, A CLOSED-END FUND.

MR. BRENNAN JOINED MFS IN 1985 AS AN INDUSTRY SPECIALIST IN THE EQUITY RESEARCH DEPARTMENT. HE WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1987, VICE PRESIDENT -- INVESTMENTS IN 1988, PORTFOLIO MANAGER OF MFS(R) CAPITAL OPPORTUNITIES FUND IN SEPTEMBER 1991, AND SENIOR VICE PRESIDENT IN 1995.

MR. BRENNAN IS A GRADUATE OF THE UNIVERSITY OF RHODE ISLAND AND THE STANFORD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------
  Objective:                     Seeks capital appreciation. Dividend income,
                                 if any, is incidental.

  Commencement of
  investment operations:         June 13, 1983

  Class inception:               Class A June 13, 1983
                                 Class B September 7, 1993
                                 Class C April 1, 1996
                                 Class I January 2, 1997

  Size:                          $1.7 billion net assets as of November 30, 1998

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.)
It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended November 30, 1998)

              MFS Capital         S&P 500           Consumer
             Opportunities        Composite        Price Index
            Fund - Class A         Index              - U.S.
------------------------------------------------------------
11/93          $ 9,425           $10,000           $10,000
11/94            9,606            10,105            10,268
11/95           13,609            13,841            10,531
11/96           16,128            17,698            10,878
11/97           20,153            22,744            11,077
11/98           24,628            28,125            11,262


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended November 30, 1998)

              MFS Capital         S&P 500           Consumer
             Opportunities        Composite        Price Index
            Fund - Class A         Index              - U.S.
------------------------------------------------------------
11/88          $ 9,426           $10,000           $10,000
11/90           10,004            12,630            11,122
11/92           14,741            18,007            11,804
11/94           18,341            20,033            12,444
11/96           30,792            35,087            13,184
11/98           47,022            55,760            13,649

AVERAGE ANNUAL TOTAL RETURNS THROUGH NOVEMBER 30, 1998

CLASS A
                                    1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return        +22.21%    +21.86%    +21.18%         +17.43%
--------------------------------------------------------------------------------
SEC Results                        +15.18%    +19.48%    +19.75%         +16.74%
--------------------------------------------------------------------------------

CLASS B
                                    1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return        +21.32%    +20.92%    +20.24%         +16.95%
--------------------------------------------------------------------------------
SEC Results                        +17.32%    +20.23%    +20.05%         +16.95%
--------------------------------------------------------------------------------

CLASS C
                                    1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return        +21.28%    +21.06%    +20.70%         +17.20%
--------------------------------------------------------------------------------
SEC Results                        +20.28%    +21.06%    +20.70%         +17.20%
--------------------------------------------------------------------------------

CLASS I
                                    1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return        +22.54%    +22.03%    +21.28%         +17.48%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                    1 Year    3 Years    5 Years   10 Years/Life
--------------------------------------------------------------------------------
Average capital appreciation
fund*                              + 8.48%    +13.43%    +13.91%         +13.51%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite
Index+                             +23.52%    +26.66%    +22.98%         +18.75%
--------------------------------------------------------------------------------
Consumer Price Index+#             + 1.67%    + 2.26%    + 2.41%         + 3.16%
--------------------------------------------------------------------------------
* Source: Lipper Analytical Services, Inc.
+ Source: CDA/Wiesenberger.
# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1998

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                           21.0%
LEISURE                                      12.8%
UTILITIES & COMMUNICATIONS                   12.4%
CONGLOMERATES, SPECIAL PRODUCTS/SERVICES     12.1%
TECHNOLOGY                                   11.3%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  7.7%                      RITE AID CORP.   2.9%
Security systems, packaging, and electronic        Drug store chain
equipment conglomerate
                                                   AMP, INC.  2.9%
FEDERAL HOME LOAN MORTGAGE CORP.  5.0%             Electrical component manufacturer
U.S. government-chartered mortgage banker
                                                   COMPUTER ASSOCIATES INTERNATIONAL, INC.  2.7%
CELLULAR COMMUNICATIONS INTERNATIONAL, INC.  4.9%  Computer software company
International cellular telephone company
                                                   PROMUS HOTEL CORP. 2.7%
FRED MEYER, INC.  4.6%                             Hotel operator
Northwestern U.S. supermarket chain
                                                   CBS CORP.  2.7%
SANOFI S.A.  3.7%                                  Television and radio broadcaster
French pharmaceutical company

Portfolio information is as of November 30, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 1998

Stocks - 93.4%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 76.6%
Advertising - 1.0%
    Outdoor Systems, Inc.*                                             640,500          $   17,293,500
------------------------------------------------------------------------------------------------------
Aerospace - 0.5%
    Lockheed-Martin Corp.                                               77,500          $    8,040,625
------------------------------------------------------------------------------------------------------
Automotive - 0.4%
    Tower Automotive, Inc.*                                            277,900          $    6,322,225
------------------------------------------------------------------------------------------------------
Banks and Credit Companies - 5.0%
    Fleet Financial Group, Inc.                                        239,342          $    9,977,570
    National City Corp.                                                214,200              14,404,950
    PNC Bank Corp.                                                     189,700               9,781,406
    State Street Corp.                                                 318,500              21,857,062
    US Bancorp                                                         440,800              16,226,950
    Wells Fargo & Co.                                                  380,510              13,698,360
                                                                                        --------------
                                                                                        $   85,946,298
------------------------------------------------------------------------------------------------------
Business Machines - 0.3%
    Affiliated Computer Services, Inc., "A"*                           162,000          $    6,206,625
------------------------------------------------------------------------------------------------------
Business Services - 0.3%
    DST Systems, Inc.*                                                  55,100          $    2,982,287
    Modis Professional Services, Inc.*                                 162,500               1,939,844
                                                                                        --------------
                                                                                        $    4,922,131
------------------------------------------------------------------------------------------------------
Computer Software - Systems - 8.6%
    BMC Software, Inc.*                                                683,300          $   34,891,006
    Cadence Design Systems, Inc.*                                       12,400                 348,750
    Cambridge Technology Partners, Inc.*                               187,600               3,916,150
    Computer Associates International, Inc.                          1,002,326              44,352,925
    Compuware Corp.*                                                   555,200              34,561,200
    Oracle Corp.*                                                      657,400              22,515,950
    Synopsys, Inc.*                                                    185,300               8,778,588
                                                                                        --------------
                                                                                        $  149,364,569
------------------------------------------------------------------------------------------------------
Construction Services - 0.8%
    Martin Marietta Materials, Inc.                                    274,500          $   13,313,250
------------------------------------------------------------------------------------------------------
Consumer Goods and Services - 7.7%
    Tyco International Ltd.                                          2,037,828          $  134,114,555
------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.1%
    GTECH Holdings Corp.*                                               56,400          $    1,413,525
------------------------------------------------------------------------------------------------------
Electronics - 3.8%
    AMP, Inc.                                                          969,100          $   46,880,212
    Analog Devices, Inc.*                                              486,510               9,943,048
    Lattice Semiconductor Corp.*                                       249,300               9,192,938
                                                                                        --------------
                                                                                        $   66,016,198
------------------------------------------------------------------------------------------------------
Entertainment - 7.6%
    CBS Corp.                                                        1,463,900          $   43,642,519
    Disney (Walt) Co.                                                  133,700               4,303,469
    Harrah's Entertainment, Inc.*                                    1,511,585              23,524,042
    Isle Capri Casinos, Inc.*                                          502,410               1,632,833
    Jacor Communications, Inc.*                                        428,700              24,944,981
    Loews Cineplex Entertainment Corp.*                                295,800               3,124,387
    MediaOne Group, Inc.*                                              498,500              20,189,250
    Mirage Resorts, Inc.*                                              497,300               7,397,337
    Time Warner, Inc.                                                   22,500               2,379,375
                                                                                        --------------
                                                                                        $  131,138,193
------------------------------------------------------------------------------------------------------
Financial Institutions - 7.9%
    Associates First Capital Corp., "A"                                352,000          $   27,412,000
    Federal Home Loan Mortgage Corp.                                 1,328,385              80,367,293
    Finova Group, Inc.                                                 398,180              21,028,881
    SLM Holding Corp.                                                  203,600               8,958,400
                                                                                        --------------
                                                                                        $  137,766,574
------------------------------------------------------------------------------------------------------
Food and Beverage Products - 3.9%
    Anheuser Busch Cos., Inc.                                          221,700          $   13,440,562
    Archer-Daniels-Midland Co.                                         678,700              12,471,113
    Beverly Enterprises, Inc.*                                         937,800               5,392,350
    Hershey Foods Corp.                                                250,300              16,832,675
    Hormel Foods Corp.                                                 263,400               7,786,763
    Suiza Foods Corp.*                                                 241,000              11,417,375
                                                                                        --------------
                                                                                        $   67,340,838
------------------------------------------------------------------------------------------------------
Insurance - 4.3%
    Aetna, Inc.                                                        104,900          $    8,110,081
    Annuity & Life Re Holdings Ltd.                                    392,290               9,954,359
    Chartwell Re Corp.                                                 261,900               7,234,988
    CIGNA Corp.                                                         89,417               6,957,760
    Hartford Financial Services Group, Inc.                            152,276               8,403,732
    MONY Group, Inc.*                                                  134,500               4,161,094
    Nationwide Financial Services, Inc., "A"                           289,500              13,932,187
    ReliaStar Financial Corp.                                          353,117              16,596,499
                                                                                        --------------
                                                                                        $   75,350,700
------------------------------------------------------------------------------------------------------
Medical and Health Products - 1.3%
    Boston Scientific Corp.*                                           272,400          $   13,483,800
    Bristol-Myers Squibb Co.                                            72,200               8,849,013
                                                                                        --------------
                                                                                        $   22,332,813
------------------------------------------------------------------------------------------------------
Medical and Health Technology and Services - 3.5%
    Columbia/HCA Healthcare Corp.                                      812,600          $   20,010,275
    HCR Manor Care, Inc.*                                               93,400               2,965,450
    Mid Atlantic Medical Services, Inc.*                               684,400               6,074,050
    United Healthcare Corp.                                            699,343              31,557,853
                                                                                        --------------
                                                                                        $   60,607,628
------------------------------------------------------------------------------------------------------
Oils - 0.3%
    Conoco, Inc., "A"*                                                 204,700          $    4,848,831
------------------------------------------------------------------------------------------------------
Printing and Publishing - 0.5%
    Gannett Co., Inc.                                                  126,900          $    8,192,981
------------------------------------------------------------------------------------------------------
Railroads - 0.3%
    Wisconsin Central Transportation Corp.*                            335,720          $    6,084,925
------------------------------------------------------------------------------------------------------
Restaurants and Lodging - 2.5%
    Promus Hotel Corp.*                                              1,310,093          $   43,724,354
------------------------------------------------------------------------------------------------------
Stores - 3.2%
    Dayton-Hudson Corp.                                                185,500          $    8,347,500
    Rite Aid Corp.                                                   1,012,174              46,939,569
                                                                                        --------------
                                                                                        $   55,287,069
------------------------------------------------------------------------------------------------------
Supermarkets - 4.3%
    Meyer (Fred), Inc.*                                              1,455,065          $   74,026,432
------------------------------------------------------------------------------------------------------
Telecommunications - 8.3%
    AirTouch Communications, Inc.*                                     310,500          $   17,756,719
    Alltel Corp.                                                       345,900              18,332,700
    American Tower Corp., "A"*                                         104,899               2,425,789
    Cellular Communications International, Inc.*++                   1,263,417              78,805,635
    Century Telephone Enterprises, Inc.                                252,000              14,364,000
    Intermedia Communications, Inc.*                                   194,800               3,360,300
    Sprint Corp.                                                       119,464               8,691,006
    Sprint Corp. (PCS Group)*                                               11                     176
                                                                                        --------------
                                                                                        $  143,736,325
------------------------------------------------------------------------------------------------------
Utilities - Gas - 0.2%
    Columbia Energy Group, Inc.                                         73,300          $    4,159,775
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $1,327,550,939
------------------------------------------------------------------------------------------------------
Foreign Stocks - 16.8%
Bermuda - 2.3%
    Ace Ltd. (Insurance)                                               398,600          $   12,755,200
    ESG Re Ltd. (Insurance)                                            582,700              10,415,762
    EXEL Ltd., "A" (Insurance)                                          51,551               3,872,769
    LaSalle Re Holdings Ltd. (Insurance)                               500,700              12,392,325
                                                                                        --------------
                                                                                        $   39,436,056
------------------------------------------------------------------------------------------------------
Brazil - 1.2%
    Tele Sudeste Celular Participacoes S.A
      (Telecommunications)*                                            105,360          $    2,844,720
    Tele Sudeste Celullar Participacoes S.A., Preferred
      (Telecommunications)*                                          1,188,000               6,427,501
    Telesp Celular Participacoes S.A
      (Telecommunications)*                                            125,980               3,306,975
    Telesp Celular Participacoes S.A., Preferred
      (Telecommunications)*                                            514,600               5,311,337
    Telesp Participacoes S.A. (Telecommunications)*                    136,012               3,815,219
                                                                                        --------------
                                                                                        $   21,705,752
------------------------------------------------------------------------------------------------------
France - 3.6%
    Sanofi S.A. (Medical and Health Products)                          337,250          $   60,170,285
    Societe Industrielle de Transports Automobiles S.A
      (Hazardous Waste)                                                 12,188               3,020,756
                                                                                        --------------
                                                                                        $   63,191,041
------------------------------------------------------------------------------------------------------
Germany - 3.2%
    Galileo International, Inc. (Consumer Goods and
      Services)                                                        210,900          $    8,436,000
    Henkel KGAA (Chemicals)                                             45,520               3,851,032
    Mannesmann AG (Conglomerate)                                       396,500              42,894,558
                                                                                        --------------
                                                                                        $   55,181,590
------------------------------------------------------------------------------------------------------
Grand Cayman Islands - 0.3%
    Scottish Annuity & Life (Insurance)*                               405,600          $    5,120,700
------------------------------------------------------------------------------------------------------
Greece - 0.6%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                             365,900          $    9,130,782
    Panafon S.A. (Telecommunications)*                                   8,300                 148,777
    Stet Hellas Telecommunications S.A
      (Telecommunications)*                                             21,300                 740,175
                                                                                        --------------
                                                                                        $   10,019,734
------------------------------------------------------------------------------------------------------
Italy - 0.9%
    Telecom Italia S.p.A. (Telecommunications)*                      2,403,000          $   15,013,383
------------------------------------------------------------------------------------------------------
Netherlands - 2.0%
    Benckiser N.V., "B" (Consumer Goods and Services)                   91,630          $    5,413,672
    Elsag Bailey Process Automation N.V. (Machinery)*                  528,050              19,801,875
    Mobistar SA (Telecommunications)*                                  185,400               8,832,361
                                                                                        --------------
                                                                                        $   34,047,908
------------------------------------------------------------------------------------------------------
Portugal - 0.2%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)            230,209           $    4,198,739
------------------------------------------------------------------------------------------------------
Sweden - 0.4%
    Saab AB, "B" (Aerospace)*                                         661,000           $    6,827,253
------------------------------------------------------------------------------------------------------
United Kingdom - 2.1%
    British Petroleum PLC, ADR (Oils)                                  173,724          $   16,004,323
    Capital Radio PLC (Broadcasting)                                   271,000               2,443,244
    Reuters Group PLC (Computer-Services)                              218,600               2,109,538
    Reuters Group PLC, ADR (Computer-Services)                         129,400               7,440,500
    SmithKline- Beecham PLC, ADR
      (Medical and Health Products)                                    130,300               7,940,156
    Taylor Nelson Sofres PLC (Market Research)                         799,400               1,014,531
                                                                                        --------------
                                                                                        $   36,952,292
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $  291,694,448
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,307,538,500)                                          $1,619,245,387
------------------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 8.8%
------------------------------------------------------------------------------------------------------
                                                                     PRINCIPAL
                                                                        AMOUNT
                                                                 (000 OMITTED)
------------------------------------------------------------------------------------------------------
 Federal Farm Credit Bank, due 12/01/98                           $      7,610          $    7,610,000
 Federal Home Loan Bank, due 1/13/99                                     9,000               8,946,680
 Federal Home Loan Mortgage Corp., due 12/02/98 - 1/22/99               62,100              61,947,845
 Federal National Mortgage Assn., due 12/04/98 - 1/20/99                57,075              56,926,973
 General Electric Capital Corp., due 12/01/98                           15,650              15,650,000
 Student Loan Marketing Assn., due 12/01/98                              1,060               1,060,000

------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $  152,141,498

------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,459,679,998)                                     $1,771,386,885

OTHER ASSETS, LESS LIABILITIES - (2.2)%                                                    (38,881,562)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,732,505,323
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
++ Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

   See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
NOVEMBER 30, 1998
---------------------------------------------------------------------------
Assets:
  Investments, at value:
    Unaffiliated issuers (identified cost $1,433,667,611)   $1,692,581,250
    Affiliated issuer (identified cost $26,012,387)             78,805,635
                                                            --------------
      Total investments, at value (identified cost,
        $1,459,679,998)                                     $1,771,386,885
  Cash                                                               6,424
  Receivable for Fund shares sold                                5,998,404
  Receivable for investments sold                                9,930,541
  Interest and dividends receivable                                977,496
  Other assets                                                       7,626
                                                            --------------
      Total assets                                          $1,788,307,376
                                                            --------------
Liabilities:
  Foreign currency overdraft                                $    2,246,488
  Payable for Fund shares reacquired                             4,060,662
  Payable for investments purchased                             47,543,763
  Net payable for forward foreign currency exchange
    contracts closed or subject to master netting
    agreements                                                     729,236
  Payable to affiliates -
    Management fee                                                 106,683
    Shareholder servicing agent fee                                 16,331
    Distribution and service fee                                   826,789
  Accrued expenses and other liabilities                           272,101
                                                            --------------
      Total liabilities                                     $   55,802,053
                                                            --------------
Net assets                                                  $1,732,505,323
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $1,331,402,693
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies            311,012,238
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               90,158,440
  Accumulated net investment loss                                  (68,048)
                                                            --------------
      Total                                                 $1,732,505,323
                                                            ==============
Shares of beneficial interest outstanding                    106,311,681
                                                             ===========
Class A shares:
  Net asset value per share
    (net assets of $923,778,500 / 55,650,822 shares of
     beneficial interest outstanding)                          $16.60
                                                               ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                          $17.61
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $658,055,608 / 41,276,851 shares of
     beneficial interest outstanding)                          $15.94
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $119,966,400 / 7,538,156 shares of
     beneficial interest outstanding)                          $15.91
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $30,704,815 / 1,845,852 shares of
     beneficial interest outstanding)                          $16.63
                                                               ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
---------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1998
---------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                $   11,410,187
    Interest                                                      5,385,928
    Foreign taxes withheld                                         (440,496)
                                                             --------------
      Total investment income                                $   16,355,619
                                                             --------------
  Expenses -
    Management fee                                           $   10,562,423
    Trustees' compensation                                           70,109
    Shareholder servicing agent fee                               1,610,120
    Distribution and service fee (Class A)                        1,899,577
    Distribution and service fee (Class B)                        5,297,005
    Distribution and service fee (Class C)                          910,046
    Administrative fee                                              172,668
    Custodian fee                                                   397,682
    Printing                                                         81,484
    Postage                                                         193,001
    Auditing fees                                                    31,684
    Legal fees                                                        7,477
    Miscellaneous                                                   783,983
                                                             --------------
      Total expenses                                         $   22,017,259
    Fees paid indirectly                                           (182,734)
                                                             --------------
      Net expenses                                           $   21,834,525
                                                             --------------
        Net investment loss                                  $   (5,478,906)
                                                             --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                  $  109,455,523
    Foreign currency transactions                                   253,925
                                                             --------------
        Net realized gain on investments and foreign
          currency transactions                              $  109,709,448
                                                             --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                              $  163,188,605
    Translation of assets and liabilities in
       foreign currencies                                          (564,235)
                                                             --------------
        Net unrealized gain on investments and
          foreign currency translation                       $  162,624,370
                                                             --------------
          Net realized and unrealized gain on
            investments and foreign currency                 $  272,333,818
                                                             --------------
            Increase in net assets from operations           $  266,854,912
                                                             ==============

See notes to financial statements

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                          1998             1997
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                              $   (5,478,906)  $    1,578,558
  Net realized gain on investments and foreign currency
    transactions                                               109,709,448      114,638,154
  Net unrealized gain on investments and foreign
    currency translation                                       162,624,370       88,884,455
                                                            --------------   --------------
    Increase in net assets from operations                  $  266,854,912   $  205,101,167
                                                            --------------   --------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $     (909,560)  $     (946,436)
  From net investment income (Class C)                                --            (28,491)
  From net investment income (Class I)                             (85,735)            --
  From net realized gain on investments and foreign
    currency transactions (Class A)                            (64,869,939)     (36,139,796)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (45,448,082)     (21,106,896)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (7,317,603)      (2,868,779)
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (2,680,537)            --
  In excess of net investment income (Class A)                    (115,707)            --
  In excess of net investment income (Class I)                     (10,907)            --
                                                            --------------   --------------
    Total distributions declared to shareholders            $ (121,438,070)  $  (61,090,398)
                                                            --------------   --------------
Net increase in net assets from Fund share transactions     $  469,594,593   $  269,839,092
                                                            --------------   --------------
      Total increase in net assets                          $  615,011,435   $  413,849,861
Net assets:
  At beginning of period                                     1,117,493,888      703,644,027
                                                            --------------   --------------
At end of period (including accumulated undistributed
  net investment income (loss) of $(68,048) and $995,295,
  respectively)                                             $1,732,505,323   $1,117,493,888
                                                            ==============   ==============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED NOVEMBER 30,                               1998              1997             1996            1995            1994
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS  A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $15.23            $13.34           $12.39          $ 9.44          $10.82
                                                    ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income (loss)                      $(0.01)           $ 0.07           $ 0.05          $ 0.01          $(0.01)
  Net realized and unrealized gain on
   investments and foreign currency                   3.02              2.97             2.04            3.64            0.26
                                                    ------            ------           ------          ------          ------
    Total from investment operations                $ 3.01            $ 3.04           $ 2.09          $ 3.65          $ 0.25
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.03)           $(0.03)         $   --          $   --            $(0.03)
  In excess of net investment income+++                --                --               --              --              --
  From net realized gain on investments and
   foreign currency transactions                     (1.61)            (1.12)           (1.14)          (0.70)          (1.60)
                                                    ------            ------           ------          ------          ------
    Total distributions declared to
     shareholders                                   $(1.64)           $(1.15)          $(1.14)         $(0.70)         $(1.63)
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $16.60            $15.23           $13.34          $12.39          $ 9.44
                                                    ======            ======           ======          ======          ======
Total return(+)                                     22.21%            24.96%           18.50%          41.67%           1.92%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         1.23%             1.29%            1.32%           1.35%           1.37%
  Net investment income (loss)                     (0.06)%             0.49%            0.43%           0.06%         (0.05)%
Portfolio turnover                                    123%              144%             112%            109%             91%
Net assets at end of period (000 omitted)         $923,779          $609,189         $427,478        $227,555        $141,790
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
+++ For the fiscal year ended November 30, 1998, the per share distribution in excess of net investment income was less than
    $0.01.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                   PERIOD ENDED
                                                              NOVEMBER 30, 1998            NOVEMBER 30, 1997**
--------------------------------------------------------------------------------------------------------------
                                                                       CLASS  I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $15.26                         $12.22
                                                                         ------                         ------
Income from investment operations# -
  Net investment income                                                  $ 0.03                         $ 0.08
  Net realized and unrealized gain on investments and foreign
    currency                                                               3.01                           2.96
                                                                         ------                         ------
      Total from investment operations                                   $ 3.04                         $ 3.04
                                                                         ------                         ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.05)                        $ --
  In excess of net investment income                                      (0.01)                          --
  From net realized gain on investments and foreign currency
    transactions                                                          (1.61)                          --
                                                                         ------                         ------
      Total distributions declared to shareholders                       $(1.67)                        $ --
                                                                         ------                         ------
Net asset value - end of period                                          $16.63                         $15.26
                                                                         ======                         ======
Total return                                                             22.54%                         24.88%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.98%                          1.01%+
  Net investment income                                                   0.20%                          0.65%+
Portfolio turnover                                                         123%                           144%
Net assets at end of period (000 omitted)                               $30,705                        $30,517
+   Annualized.
++  Not annualized.
**  For the period from the inception of Class I, January 2, 1997, through November 30, 1997. #Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                              1998              1997            1996            1995             1994
----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $14.77            $13.01          $12.15          $ 9.34           $10.79
                                                   ------            ------          ------          ------           ------
Income from investment operations# -
  Net investment loss                              $(0.12)           $(0.04)         $(0.04)         $(0.08)          $(0.09)
  Net realized and unrealized gain on
   investments and foreign currency                  2.90              2.89            2.00            3.59             0.27
                                                   ------            ------          ------          ------           ------
    Total from investment operations               $ 2.78            $ 2.85          $ 1.96          $ 3.51           $ 0.18
                                                   ------            ------          ------          ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments and
   foreign currency transactions                   $(1.61)           $(1.09)         $(1.10)         $(0.70)          $(1.60)
  In excess of net investment income                  --                --              --              --             (0.03)
                                                   ------            ------          ------          ------           ------
    Total distributions declared to
     shareholders                                  $(1.61)           $(1.09)         $(1.10)         $(0.70)          $(1.63)
                                                   ------            ------          ------          ------           ------
Net asset value - end of period                    $15.94            $14.77          $13.01          $12.15           $ 9.34
                                                   ======            ======          ======          ======           ======
Total return                                       21.32%            24.03%          17.50%          40.53%            1.15%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.98%              2.04           2.16%           2.17%            2.25%
  Net investment loss                             (0.81)%           (0.28)%         (0.33)%         (0.77)%          (0.96)%
Portfolio turnover                                   123%              144%            112%            109%              91%
Net assets at end of period (000 omitted)        $658,056          $411,640        $244,247         $46,068          $17,189
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED                         PERIOD ENDED
                                                                       NOVEMBER 30,                        NOVEMBER 30,
                                                             ---------------------------------     --------------------
                                                                    1998                  1997                    1996*
-----------------------------------------------------------------------------------------------------------------------
                                                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $14.74                $13.03                   $12.00
                                                                  ------                ------                   ------
Income from investment operations# -
  Net investment loss                                             $(0.12)               $(0.04)                  $(0.01)
  Net realized and unrealized gain on investments and
    foreign currency                                                2.90                  2.88                     1.04
                                                                  ------                ------                   ------
      Total from investment operations                            $ 2.78                $ 2.84                   $ 1.03
                                                                  ------                ------                   ------
Less distributions declared to shareholders -
  From net investment income                                      $ --                  $(0.01)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                          (1.61)                (1.12)                    --
                                                                  ------                ------                   ------
      Total distributions declared to shareholders                $(1.61)               $(1.13)                  $ --
                                                                  ------                ------                   ------
Net asset value - end of period                                   $15.91                $14.74                   $13.03
                                                                  ======                ======                   ======
Total return                                                      21.28%                24.02%                    7.95%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                       1.98%                 2.04%                    2.11%+
  Net investment loss                                            (0.82)%               (0.28)%                  (0.17)%+
Portfolio turnover                                                  123%                  144%                     112%
Net assets at end of period (000 omitted)                       $119,966               $66,148                  $31,919
+   Annualized.
++  Not annualized.
*   For the period from the inception of Class C, April 1, 1996, through November 30, 1996. #Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Capital Opportunities Fund (the Fund) is a diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective April 1, 1998, the name of the Fund was changed from MFS Value Fund to MFS Capital Opportunities Fund.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Debt securities (other than short-term obligations which mature in 60 days or less), including forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1998, accumulated net investment loss decreased by $5,537,472, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $15,334,098 and paid-in capital increased by $9,796,626 due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

As of November 1, 1998, the management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS
------------------------------------------------------------------------------
First $1.5 billion                                                       0.75%
In excess of $1.5 billion                                                0.65%

Prior to November 1, 1998, the management fee was computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

First $1 billion                                                       0.0150%
Next $1 billion                                                        0.0125%
Next $1 billion                                                        0.0100%
In excess of $3 billion                                                0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $20,796 for the year ended November 30, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $637,788 for the year ended November 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $134,275 for the year ended November 30, 1998. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended November 30, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $34,257 and $1,828 for Class B and Class C shares, respectively, for the year ended November 30, 1998. Fees incurred under the distribution plan during the year ended November 30, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1998, were $5,954, $645,766, and $28,032 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average Fund's daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:
                                                  PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                   $   50,881,200  $      --
                                             --------------  --------------
Investments (non-U.S. government securities) $1,935,576,213  $1,606,924,303
                                             --------------  --------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $1,461,109,505
                                                             --------------
Gross unrealized appreciation                                $  378,602,565
Gross unrealized depreciation                                   (68,325,185)
                                                             --------------
    Net unrealized appreciation                              $  310,277,380
                                                             ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                       YEAR ENDED NOVEMBER 30, 1998           YEAR ENDED NOVEMBER 30, 1997
                              -------------------------------------   ------------------------------------
                                       SHARES                AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                        36,339,434          $560,864,465        21,945,096         $296,891,395
Shares issued to
  shareholders in
  reinvestment of
  distributions                     4,512,652            60,655,260         2,783,995           33,768,741
Shares transferred to Class I        --                  --                (1,547,626)         (18,911,993)
Shares reacquired                 (25,191,694)         (390,720,879)      (15,224,032)        (209,041,747)
                                  -----------          ------------       -----------         ------------
    Net increase                   15,660,392          $230,798,846         7,957,433         $102,706,396
                                  ===========          ============       ===========         ============

Class B Shares
                                       YEAR ENDED NOVEMBER 30, 1998           YEAR ENDED NOVEMBER 30, 1997
                              -------------------------------------   ------------------------------------
                                       SHARES                AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                        17,781,760          $267,116,086        11,370,630         $148,136,021
Shares issued to
  shareholders in
  reinvestment of
  distributions                     2,911,355            37,856,715         1,482,412           17,551,958
Shares reacquired                  (7,292,329)         (108,644,391)       (3,749,784)         (49,366,876)
                                  -----------          ------------       -----------         ------------
    Net increase                   13,400,786          $196,328,410         9,103,258         $116,321,103
                                  ===========          ============       ===========         ============

Class C Shares
                                       YEAR ENDED NOVEMBER 30, 1998           YEAR ENDED NOVEMBER 30, 1997
                              -------------------------------------   ------------------------------------
                                       SHARES                AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         5,927,833          $ 88,827,966         2,563,925         $ 33,259,494
Shares issued to
  shareholders in
  reinvestment of
  distributions                       307,581             3,992,921           120,178            1,420,490
Shares reacquired                  (3,183,416)          (47,902,511)         (648,339)          (8,661,075)
                                  -----------          ------------       -----------         ------------
    Net increase                    3,051,998          $ 44,918,376         2,035,764         $ 26,018,909
                                  ===========          ============       ===========         ============

Class I Shares
                                       YEAR ENDED NOVEMBER 30, 1998           YEAR ENDED NOVEMBER 30, 1997
                              -------------------------------------   ------------------------------------
                                       SHARES                AMOUNT            SHARES               AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           338,798          $  5,383,070           721,994         $  9,428,729
Shares transferred from
  Class A                            --                  --                 1,547,626           18,911,993
Shares issued to
  shareholders in
  reinvestment of
  distributions                       129,735             1,741,578          --                 --
Shares reacquired                    (622,642)           (9,575,687)         (269,659)          (3,548,038)
                                  -----------          ------------       -----------         ------------
    Net increase (decrease)          (154,109)         $ (2,451,039)        1,999,961         $ 24,792,684
                                  ===========          ============       ===========         ============
* For the period from the inception of Class I, January 2, 1997, through November 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1998, was $10,616.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreement amounted to a net payable of $729,236 with Merrill Lynch at November 30, 1998.

At November 30, 1998, the Fund has sufficient cash and/or securities to cover any commitments under these contracts.

(8) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended November 30, 1998, is set forth below:

                                                                        ACQUISITIONS                      DISPOSITIONS
                                                         ---------------------------        --------------------------
                                 BEGINNING SHARE/        SHARES/PAR                         SHARES/PAR
AFFILIATE                              PAR AMOUNT            AMOUNT             COST            AMOUNT            COST
------------------------------------------------------------------------------------------------------------------------
Cellular Communications
  International Inc.                   1,216,917*            46,500       $1,487,711                 0              $0
                                       ---------              -----       ----------                 -              --

                                            ENDING SHARE/         REALIZED GAIN          DIVIDEND           ENDING
AFFILIATE                                      PAR AMOUNT                (LOSS)            INCOME            VALUE
--------------------------------------------------------------------------------------------------------------------
Cellular Communications
  International, Inc.                           1,263,417                    $0                $0      $78,805,635
                                                ---------                    --                --      -----------
* Adjusted to reflect a 3-for-2 stock split with a payment date of 4/14/98.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VII and Shareholders of MFS Capital Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Capital Opportunities Fund (formerly MFS(R) Value Fund) (a separate series of MFS Series Trust VII) as of November 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Capital Opportunities Fund at November 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 8, 1999

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WERE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $34,601,479 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED NOVEMBER 30, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 5.5%.

MFS(R) CAPITAL OPPORTUNITIES FUND

TRUSTEES                                    SECRETARY
Richard B. Bailey* - Private Investor;      Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                   ASSISTANT SECRETARY
                                            James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                            CUSTODIAN
J. Atwood Ives - Chairman and Chief         State Street Bank and Trust Company
Executive Officer, Eastern Enterprises
(diversified services company)              AUDITORS
                                            Deloitte & Touche LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                        Investor Information For MFS stock and
                                            bond market outlooks, call toll free:
William J. Poorvu - Adjunct Professor,      1-800-637-4458 anytime from a
Harvard University Graduate School of       touch-tone telephone.
Business Administration
                                            For information on MFS mutual funds,
Charles W. Schmidt - Private Investor       call your financial adviser or, for an
                                            information kit, call toll free:
Arnold D. Scott* - Senior Executive         1-800-637-2929 any business day from
Vice President, Director, and Secretary,    9 a.m. to 5 p.m. Eastern time (or leave
MFS Investment Management                   a message anytime).

Jeffrey L. Shames* - Chairman, Chief        INVESTOR SERVICE
Executive Officer, and Director,            MFS Service Center, Inc.
MFS Investment Management                   P.O. Box 2281
                                            Boston, MA 02107-9906
Elaine R. Smith - Independent Consultant
                                            For general information, call toll
David B. Stone - Chairman and Director,     free: 1-800-225-2606 any business day
North American Management Corp.             from 8 a.m. to 8 p.m. Eastern time.
(investment advisers)
                                            For service to speech- or
INVESTMENT ADVISER                          hearing-impaired, call toll free:
Massachusetts Financial Services Company    1-800-637-6576 any business day from
500 Boylston Street                         9 a.m. to 5 p.m. Eastern time. (To use
Boston, MA 02116-3741                       this service, your phone must be
                                            equipped with a Telecommunications
DISTRIBUTOR                                 Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                         For share prices, account balances,
Boston, MA 02116-3741                       and exchanges, call toll free:
                                            1-800-MFS-TALK (1-800-637-8255)
PORTFOLIO MANAGER                           anytime from a touch-tone telephone.
John F. Brennan, Jr.*
                                            WORLD WIDE WEB
TREASURER                                   www.mfs.com
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) CAPITAL                                                     Bulk Rate
OPPORTUNITIES FUND                                                U.S. Postage
                                                                      Paid
                                                                       MFS
                                                                ----------------
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